UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 6, 2022

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC
8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Compensation Program and Form Restricted Stock Amendment

On January 6, 2022, the named executive officers of Tellurian Inc. (“Tellurian” or the “Company”) were made eligible to participate in the Tellurian Inc. Incentive Compensation Program (the “Incentive Compensation Program”). The Incentive Compensation Program allows the Company to award short-term and long-term performance-based incentive compensation to selected full-time employees of the Company, including the Company’s named executive officers. In exchange for being made eligible to participate in the Incentive Compensation Program, the Company’s President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel, and Chief Accounting Officer agreed to amendments (each, a “Form Restricted Stock Amendment”) to their existing equity-based award agreements, which amendments make uniform the definitions of “cause” and “change of control” in the award agreements and provide for all such awards to have “double trigger” vesting upon a change of control of the Company.

Short-term and long-term incentive awards under the Incentive Compensation Program may be earned with respect to each calendar year and are determined based on target and maximum amounts established by the administrator of the Incentive Compensation Program (the “Administrator”). The Compensation Committee (the “Compensation Committee”) of the board of directors (the “Board”) of the Company is expected to act as the Administrator. Below are the 2022 base salary, target and maximum awards, and 2021 awards with respect to short-term and long-term incentive awards under the Incentive Compensation Program for the Company’s named executive officers (provided that in the case of the Company’s Executive Chairman and President and Chief Executive Officer, no target or maximum long-term incentive award has been approved):

		Short-term incentive award			Long-term incentive award
Name and principal position	2022 base salary (1)	Target award	Maximum award	2021 award	Target award	Maximum award	2021 award
Charif Souki, Executive Chairman	$1,200,000	$1,800,000	$3,600,000	$3,600,000	N/A	N/A	$14,062,250
Octávio M.C. Simões, President and CEO	$1,000,000	$1,250,000	$2,187,500	$1,655,938	N/A	N/A	$5,437,500
R. Keith Teague, Chief Operating Officer	$750,000	$750,000	$1,312,500	$1,015,000	$2,250,000	$4,500,000	$3,045,000
L. Kian Granmayeh, Chief Financial Officer	$500,000	$500,000	$875,000	$805,000	$1,500,000	$3,000,000	$2,415,000
Daniel A. Belhumeur, General Counsel	$500,000	$500,000	$875,000	$805,000	$1,500,000	$3,000,000	$2,415,000
Khaled A. Sharafeldin, Chief Accounting Officer	$440,000	$440,000	$704,000	$659,200	$880,000	$1,760,000	$1,442,000

(1)	On January 6, 2022, the Compensation Committee of the Board approved, effective as of January 1, 2022, increases in the base salaries of Mr. Simões (from $725,000), Mr. Teague (from $580,000), Mr. Granmayeh (from $460,000), Mr. Belhumeur (from $460,000) and Mr. Sharafeldin (from $412,000), in each case in exchange for the applicable named executive officer agreeing to the aforementioned amendments to his existing equity-based award agreements.

The amount of a short-term incentive award or a long-term incentive award, as applicable, is determined by the Administrator in its discretion. The value of any long-term incentive award made under the Incentive Compensation Program is reduced by the amount of any cash payments received or to be received by a participant pursuant to such participant’s construction incentive award agreement, if any, in the same calendar year as the calendar year in which such long-term incentive award is made under the Incentive Compensation Program.

Short-term incentive awards under the Incentive Compensation Program are payable in cash upon or shortly after being awarded, and long-term incentive awards are payable as set forth in a long-term incentive award agreement to be entered into between the employee and the Company, the form of which will be determined by the Administrator. Unless otherwise provided by the applicable long-term incentive award agreement, a long-term incentive award granted pursuant to the Incentive Compensation Program will vest as follows, subject to the participant’s continued employment with the Company or its affiliates and the participant’s continued compliance with any restrictive covenants by which such participant is bound, through each vesting date: (i) one-third of the award vests on the grant date, (ii) one-third of the award vests on the first anniversary of the grant date and (iii) one-third of the award vests on the second anniversary of the grant date.

The foregoing description of the Incentive Compensation Program and Form Restricted Stock Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Compensation Program and Form Restricted Stock Amendments, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this report and incorporated herein by reference.

Form Long-Term Incentive Award Agreement

The Company made the 2021 long-term incentive awards under the Incentive Compensation Program to the Company’s named executive officers pursuant to forms of Long-Term Incentive Award Agreements (each, a “Form LTI Award Agreement”). Pursuant to the Incentive Compensation Program and the Form LTI Award Agreements, long-term incentive awards for a calendar year for which performance is measured will be made in the form of “Tracking Units,” with each Tracking Unit having a value generally equal to one share of Tellurian common stock. The Form LTI Award Agreements provide that Tracking Units will vest as follows: (i) one-third of the Tracking Units vests on the grant date (“Tranche 1”), (ii) one-third of the Tracking Units vests on the first anniversary of the grant date (“Tranche 2”) and (iii) one-third of the Tracking Units vests on the second anniversary of the grant date (“Tranche 3”), subject to the provisions described below regarding certain terminations of employment.

Pursuant to the Form LTI Award Agreements, Tranche 1 of an award is payable as soon as practicable following the grant date of the Tracking Units, but in no event later than March 15 of the year of grant, in a cash amount equal to the closing Company common stock price on the trading day prior to the date of grant of such award, multiplied by the number of Tranche 1 Tracking Units. Tracking Units in Tranche 2 and Tranche 3 of an award that become vested are payable as soon as practicable following the vesting date of the applicable tranche, but no later than 30 days following such vesting date, in a cash amount equal to the closing Company common stock price on the trading day prior to the vesting date of the applicable tranche, multiplied by the number of vested Tracking Units with respect to such tranche.

The Form LTI Award Agreements provide that, in the event of (i) a participant’s termination of employment by the Company or its affiliates for Cause (as such term is defined in the Form LTI Award Agreements) or (ii) in the case of the Form LTI Award Agreement applicable to the Company’s named executive officers other than Mr. Sharafeldin, such participant’s resignation without Good Reason (as such term is defined in the applicable Form LTI Award Agreement), all Tracking Units granted to such participant, whether vested or unvested, will be automatically forfeited as of the date of such termination. In the event of a participant’s termination of employment with the Company or its affiliates due to such participant’s death or disability, by the Company or its affiliates without Cause, or if applicable by the participant for Good Reason, subject to the participant’s execution and non-revocation of a release of claims and continued compliance with all confidentiality obligations and restrictive covenants such participant is subject to, any vested and unpaid Tracking Units will be paid as set forth in the applicable Form LTI Award Agreement as if the participant remained employed through the date of payment and any unvested Tracking Units will remain eligible to vest and be paid following such termination of employment as if the participant remained employed through the applicable vesting dates.

The foregoing description of the Form LTI Award Agreements under the Incentive Compensation Program does not purport to be complete and is qualified in its entirety by reference to the full text of the Form LTI Award Agreement, which is attached as Exhibit 10.4 to this report and incorporated herein by reference.

Restricted Stock Unit Award

Also on January 6, 2022, the Compensation Committee approved the issuance of 174,942 restricted stock units to Mr. Granmayeh, the Company’s Chief Financial Officer. Each restricted stock unit represents a contingent right to receive on or within thirty days after vesting one share of Tellurian common stock, cash of equal value, or a combination of both, as determined by the Company in its sole discretion. The restricted stock units were granted pursuant to a form of restricted stock unit agreement under the Amended and Restated Tellurian Inc. 2016 Omnibus Incentive Compensation Plan that was filed as Exhibit 10.5 to the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Form RSU Agreement”). The restricted stock units generally will vest in one-third increments upon an affirmative final investment decision by the Board with respect to the Driftwood liquefied natural gas project and the first two anniversaries thereof.

The foregoing description of the restricted stock units does not purport to be complete and is qualified in its entirety by reference to the full text of the Form RSU Agreement, which is incorporated herein by reference.

Severance Plan

Also on January 6, 2022, the Compensation Committee of the Board approved the Tellurian Inc. Executive Severance Plan (the “Executive Severance Plan”), which provides for the payment of cash severance and the provision of certain other termination benefits to members of the executive committee other than Mr. Souki and Mr. Simões upon an involuntary termination of employment from the Company or its subsidiaries. The Executive Severance Plan will be administered by the Compensation Committee of the Board.

Severance benefits are payable under the Executive Severance Plan only if the participant is involuntarily terminated without Cause (as such term is defined in the Executive Severance Plan) or the participant resigns for Good Reason (as such term is defined in the Executive Severance Plan). Termination for any other reason does not result in the payment of severance. The severance benefits payable under the Executive Severance Plan for any termination initiated by (i) the Company for any reason other than Cause or the participant’s death or disability or (ii) the participant for Good Reason, in either case occurring prior to a change in control, are as follows: (A) 100% of base salary, paid in installments over 12 months; (B) any earned but unpaid short-term incentive under the Incentive Compensation Program; (C) 100% of the target short-term incentive under the Incentive Compensation Program; (D) subsidized cost of COBRA coverage for the lesser of (1) 12 months or (2) the duration of the COBRA coverage; and (E) certain outplacement services for 12 months. The severance benefits payable under the Executive Severance Plan for any qualifying terminations occurring on, or within two years following, a change in control are as follows: (i) 200% of base salary, paid in a lump sum; (ii) any earned but unpaid short-term incentive under the Incentive Compensation Program; (iii) 200% of the target short-term incentive under the Incentive Compensation Program; (iv) subsidized cost of COBRA coverage for the lesser of (A) 18 months or (B) the duration of the COBRA coverage; and (v) certain outplacement services for 18 months.

Participation in the Executive Severance Plan requires adherence to the Executive Severance Plan’s restrictive covenants. These include (i) a requirement not to disclose confidential information or use confidential information to solicit Company clients, (ii) a 12-month non-solicitation of Company employees, and (iii) a 12-month non-compete. Each participant in the Executive Severance Plan must sign a full release of claims as a prerequisite to receiving any severance pay under the Executive Severance Plan. The Company may discontinue cash severance if a participant fails to abide by the restrictive covenants.

Prior to a change in control, the Board may amend or terminate the Executive Severance Plan in its discretion. In the event of a change in control, the Executive Severance Plan may only be amended or terminated if such amendment (i) is required by law, (ii) increases the benefits payable to participants or otherwise improves their rights under the Executive Severance Plan, or (iii) is consented to in writing by the affected participants.

The foregoing description of the Executive Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Severance Plan, which is attached as Exhibit 10.5 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1†	Tellurian Inc. Incentive Compensation Program, effective as of November 18, 2021
10.2†	Form of Omnibus Amendment to Outstanding Restricted Stock Agreement under Tellurian Inc. Amended and Restated 2016 Omnibus Incentive Compensation Plan, effective as of January 6, 2022
10.3†	Form of Omnibus Amendment to Outstanding Restricted Stock Agreement under Tellurian Investments Inc. 2016 Omnibus Incentive Plan, effective as of January 6, 2022
10.4†	Form Long-Term Incentive Award Agreement under the Tellurian Inc. Incentive Compensation Program
10.5†‡	Tellurian Inc. Executive Severance Plan, effective as of January 6, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (included as Exhibit 101)
†	Management contract or compensatory plan or arrangement.

‡	Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

By:	/s/ L. Kian Granmayeh
Name: Title:	L. Kian Granmayeh Executive Vice President and Chief Financial Officer

Date: January 6, 2022